EXHIBIT 32.1

Certification of Chief Executive Officer pursuant to

Title 18, United States Code, Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, John G. Robertson, Chief Executive Officer of REGI U.S., Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.	The Annual Report on Form 10-K of REGI U.S., Inc., for the year ended April 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of REGI U.S., Inc.

Richmond, BC, Canada

July 29, 2015	by:	/s/ “John G. Robertson”
John G. Robertson
Chief Executive Officer